SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 16, 2000


                             RATEXCHANGE CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                      001-15831               11-2936371
----------------------------        ------------            ---------------
State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


          185 BERRY STREET, SUITE 3515, SAN FRANCISCO, CALIFORNIA 94107
       ------------------------------------------------------------------
           (Address of Principal Executive Offices)        (Zip Code)



   Registrant's telephone number, including area code (415) 371-9800

                              Not applicable

     (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events


On August 16, 2000 RateXchange Corporation announced that it had signed a letter of intent to form a strategic alliance with Amerex Bandwidth LTD. The alliance will promote the use of RateXchange's neutral electronic trading system (ETS) and is expected to accelerate the trading of bandwidth products. It will combine trade execution by Amerex brokers and RateXchange's ETS to produce more rapid trades. The letter of intent contemplates that RateXchange will introduce the next version of its ETS software by early September, and then will launch its Next Generation ETS late this year.


Forward-Looking Statements

     This document includes certain "forward-looking statements" within the meaning of that term in Section 27A of the Securities Act of 1933, and Section 21E of the Securities Act of 1934, including, among others, those statements preceded by, following or including the words "believe," "expect," "intend," "anticipate" or similar expressions. These forward-looking statements are based largely on our current expectations and are subject to a number of risks and uncertainties. Our actual results could differ materially from these forward-looking statements.



SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RATEXCHANGE CORPORATION


Date: August 22, 2000              By: /s/ PHILIP R. RICE
                                   ---------------------------------------
                                           Philip R. Rice
                                           Chief Financial Officer